Exhibit 10.2

AMENDMENT NO. 3 TO SEVENTH AMENDED AND RESTATED
PERFORMANCE GUARANTY

This Amendment (“Amendment”) is entered into as of September 30, 2019, by Cardinal Health, Inc., an Ohio corporation (“Performance Guarantor”), Cardinal Health Funding, LLC, a Nevada limited liability company (“Beneficiary”) and MUFG Bank, Ltd. (“Agent”).
PRELIMINARY STATEMENTS
WHEREAS, as of November 14, 2016, Performance Guarantor executed that certain Seventh Amended and Restated Performance Guaranty (“Performance Guaranty”) in favor of Beneficiary;
WHEREAS, Performance Guarantor now desires to amend Section 7 of the Performance Guaranty in the manner set forth below and has received the consents required by Section 7 and by Section 15 of the Performance Guaranty;
WHEREAS, Section 15 of the Performance Guaranty requires any and all amendments thereto to be made in writing and signed by Beneficiary, Agent and Performance Guarantor;
NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:
Section 1.Amendment of Performance Guaranty. The first paragraph of Section 7 of the Performance Guaranty is hereby amended by replacing it in its entirety with the following:

“Section 7. Financial Covenant. The Performance Guarantor shall at all times comply with Section 6.12 of the Second Amended and Restated Five-Year Credit Agreement (the “Credit Agreement”), entered into on June 27, 2019, by and among Performance Guarantor, JPMorgan Chase Bank, N.A., individually and as administrative agent, joint lead arranger and joint book manager, and the other financial institutions signatory thereto, without giving effect to any subsequent amendment, modification or waiver thereof (or any amendment or modification of any defined term in the Credit Agreement that would directly or indirectly change the covenants set forth in such Section 6.12), unless such amendment, modification or waiver is consented to in writing by the Agent, the Required Financial Institutions and all LC Banks (in each case, in their capacities as such under the Receivables Purchase Agreement).”
Section 2.Representations and Warranties. On the date hereof, Performance Guarantor hereby represents and warrants to Beneficiary and Agent as follows:

(a)after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event;

(b)after giving effect to this Amendment, the representations and warranties of Performance Guarantor set forth in the Performance Guaranty are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c)this Amendment constitutes the valid and binding obligation of Performance Guarantor, enforceable against Performance Guarantor in accordance with its terms.

Section 3.Miscellaneous.

(a)Effect of Amendment; Ratification. Except as specifically set forth herein, the Performance Guaranty (as amended hereby) is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Performance Guaranty (or in any other Transaction Document) to “the Performance Guaranty”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Performance Guaranty, shall be deemed to be references to the Performance Guaranty as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Performance Guaranty other than as specifically set forth herein.

(b)Costs, Fees and Expenses. Performance Guarantor agrees to reimburse each of the parties hereto on demand for all reasonable costs, fees and expenses incurred by such parties (including, without limitation, their reasonable fees and expenses of counsel) incurred in connection with the preparation, execution and delivery of this Amendment.

(c)Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(e)Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Performance Guaranty or any provision hereof or thereof.

(f)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(g)WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY PERFORMANCE GUARANTOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

CARDINAL HEALTH, INC.

By:	/s/ Travis Leonard
Name:	Travis Leonard
Title:	Senior Vice President & Treasurer

CARDINAL HEALTH FUNDING, LLC

By:	/s/ Scott Zimmerman
Name:	Scott Zimmerman
Title:	President

Signature Page to Amendment No. 3 to Performance Guaranty

MUFG BANK LTD.

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

Signature Page to Amendment No. 3 to Performance Guaranty